EXHIBIT 24
                                                           -----------


                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 200,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Benefit Restoration and Deferred Compensation Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of March 1998.



                                          /s/ JAMES R. ADAMS
                                          -----------------------------
                                              James R. Adams



                                                           EXHIBIT 24
                                                           ----------

                           POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 200,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Benefit Restoration and Deferred Compensation Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of March 1998.



                                          /s/ DAVID L. BOREN
                                          -----------------------------
                                              David L. Boren



                                                           EXHIBIT 24
                                                           ----------

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 200,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Benefit Restoration and Deferred Compensation Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of March 1998.


                                          /s/ JAMES B. BUSEY IV
                                          -----------------------------
                                              James B. Busey IV



                                                           EXHIBIT 24
                                                           ----------

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 200,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Benefit Restoration and Deferred
Compensation Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of March 1998.



                                          /s/ DANIEL A. CARP
                                          -----------------------------
                                              Daniel A. Carp



                                                           EXHIBIT 24
                                                           ----------

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, RICHARD J. AGNICH and WILLIAM A.
AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 200,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Benefit Restoration and Deferred Compensation Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of March 1998.


                                          /s/ THOMAS J. ENGIBOUS
                                          -----------------------------
                                              Thomas J. Engibous




                                                           EXHIBIT 24
                                                           ----------

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 200,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Benefit Restoration and Deferred Compensation Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of March 1998.



                                          /s/ GERLAND W. FRONTERHOUSE
                                          -----------------------------
                                              Gerald W. Fronterhouse




                                                           EXHIBIT 24
                                                           ----------

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 200,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Benefit Restoration and Deferred Compensation Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of March 1998.



                                          /s/ DAVID R. GOODE
                                          -----------------------------
                                              David R. Goode



                                                           EXHIBIT 24
                                                           ----------

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 200,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Benefit Restoration and Deferred Compensation Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of March 1998.



                                          /s/ WAYNE R. SANDERS
                                          -----------------------------
                                              Wayne R. Sanders



                                                           EXHIBIT 24
                                                           ----------

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 200,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Benefit Restoration and Deferred Compensation Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of March 1998.



                                          /s/ GLORIA M. SHATTO
                                          -----------------------------
                                              Gloria M. Shatto



                                                           EXHIBIT 24
                                                           ----------

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 200,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Benefit Restoration and Deferred Compensation Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of March 1998.



                                          /s/ WILLIAM P. WEBER
                                          -----------------------------
                                              William P. Weber



                                                           EXHIBIT 24
                                                           ----------

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 200,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Benefit Restoration and Deferred Compensation Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of March 1998.



                                          /s/ CLAYTON K. YEUTTER
                                          -----------------------------
                                              Clayton K. Yeutter




                                                           EXHIBIT 24
                                                           ----------

                           POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 200,000 shares of common stock of Texas
Instruments Incorporated and an indeterminate amount of related interests in the TI Benefit Restoration and Deferred Compensation Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 17th day of March 1998.


                                          /s/ WILLIAM A. AYLESWORTH
                                          -----------------------------
                                              William A. Aylesworth



                                                           EXHIBIT 24
                                                           ----------

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 200,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Benefit Restoration and Deferred
Compensation Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of March 1998.



                                          /s/ MARVIN S. SELF
                                          -----------------------------
                                              Marvin S. Self